Exhibit 10.1

BIOPHARMACEUTICAL MANUFACTURING SERVICES AGREEMENT

This BIOPHARMACEUTICAL MANUFACTURING SERVICES AGREEMENT, effective as of this 24th day of April, 2006 (the “Effective Date”), by and between SEATTLE GENETICS, INC., a Delaware corporation (“Customer”), having its principal place of business at 21823 30th Drive SE, Bothell, WA 98021 and LAUREATE PHARMA, INC., a Delaware corporation (“Laureate”), having a principal place of business at 201 College Road East, Princeton, NJ 08540, (each a “Party”, collectively the “Parties”).

W I T N E S S E T H:

WHEREAS, Laureate provides a full range of bioprocessing services to the biopharmaceutical industry, including cell line development, process development, protein production, cell culture, protein purification, bioanalytical chemistry, aseptic filling and QC testing.

WHEREAS, Customer desires Laureate to perform services in accordance with the terms of this Agreement and the Scope (as hereinafter defined) related to the technology transfer of process information and cGMP manufacture of monoclonal antibodies SGN-70 and SGN-33, produced by their corresponding cell lines, as well as the final dosage form of the pharmaceutical medicine containing such antibodies, and Laureate desires to perform such services.

NOW, THEREFORE, in consideration of the above statements and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

Section 1. Definitions. Terms defined elsewhere in this Agreement shall have the meanings set forth therein for all purposes of this Agreement unless otherwise specified to the contrary. The following terms shall have the meaning set forth below in this Section 1:

1.1 “Affiliate(s)” for purposes of this Agreement shall mean any person, firm, trust, partnership, corporation, company or other entity or combination thereof which directly or indirectly: (i) controls a Party; (ii) is controlled by a Party; or (iii) is under common control with a Party. As used in this definition, the terms “control” and “controlled” shall mean ownership of fifty percent (50%) or more (including ownership by trusts with substantially the same beneficial interests) of the voting and equity rights of such person, firm, trust, partnership, corporation, company or other entity or combination thereof or the power to direct the management of such person, firm, trust, corporation or other entity or combination thereof.

1.2 “Agreement” means this document as signed by the Parties including the Scope and any referenced attachments, appendices or exhibits and any amendments and additions to this document.

1.3 “Average Yield” shall have the meaning set forth in Section 7.4.

1.4 “Batch” means a number of vials/bottles of Drug Product, each filled at the same time with the same Lot or a group of Lots of Drug Substance.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.5 “Batch Record” means a manufacturing record for a Batch generated by Laureate and approved by Customer made concurrently with the performance of each step of the production, purification and aseptic filling process for the Product such that successive steps in such processes may be traced and which record is prepared in accordance with 21 C.F.R. §211.188, as applicable.

1.6 “Cell Line” means the Chinese Hamster Ovary (CHO) cells or SP2/0 cell line that has been designed and engineered to produce the corresponding Drug Substance as shown in Appendix 1, supplied by Customer to Laureate, particulars of which are set out in the Scope, as well as all cell banks created therefrom.

1.7 “Change in Scope” shall have the meaning set forth in Section 2.2.

1.8 “Change Order” shall have the meaning set forth in Section 6.1(b)

1.9 “Claim” shall have the meaning set forth in Section 18.1.

1.10 “Customer Confidential Information” means all information, including, but not limited to, business, technical or financial data concerning the Cell Line or Product supplied by Customer to Laureate, as well as all Customer Inventions and Customer Know-How.

1.11 “Customer Inventions” means any ideas, innovations or inventions (whether or not patentable) developed by Customer or Customer’s Affiliates (alone, or in conjunction with Third Parties, including Laureate) during the Term and relating to the Drug Substance and Drug Product, including the Process.

1.12 “Customer Know-How” means all proprietary, non-patented technical data, drawings, documentation, analytical and regulatory information and other information, including all improvements thereto, not included in Customer Patent Rights, as defined below, relating to the Product that is either (a) owned by Customer (or Customer’s Affiliates), or licensed to Customer, with the right to sublicense, prior to or during the Term, (b) generated by Customer during the Term (including Customer Inventions), or (c) acquired by Customer (other than from or on behalf of Laureate) during the Term.

1.13 “Customer Patent Rights” means the United States and foreign patents and patent applications, including divisions, continuations, continuations-in-part, additions, renewals, extensions, re-examinations and reissues of all such patents and patent applications, all as are owned by Customer (or Customer’s Affiliates), or licensed to Customer, with the right to sublicense, claiming Drug Substance and Product, or to which Laureate would need a license or sublicense in order to manufacture Drug Substance or Product.

1.14 “Customer Representative” shall have the meaning set forth in Section 3.2(a).

1.15 “Debarred Entity” shall have the meaning set forth in Section 19.1.

1.16 “Deficiency” shall have the meaning set forth in Section 7.1(b).

1.17 “Deficiency Notice” shall have the meaning set forth in Section 7.1(b).

1.18 “Drug Product” means the final dosage form pharmaceutical medicine containing Drug Substance that Customer or its Affiliates will use for clinical trials.

1.19 “Drug Substance” means the bulk purified monoclonal antibody protein produced and purified using the Cell Line and the Process.

1.20 “Effective Date” shall have the meaning set forth in the first paragraph of this Agreement.

1.21 “Facility” means Laureate’s manufacturing facility located at [***].

1.22 “FDA” means the United States Food and Drug Administration, or any successor entity thereto having substantially the same functions.

1.23 “Filling Components” means vials, stoppers and crimps used for an aseptic fill of the Drug Product.

1.24 “Good Manufacturing Practices” or “GMP” or “cGMP” means current good manufacturing practices, as specified in the Code of Federal Regulations and the FDA’s guidance documents as promulgated from time to time by the FDA for the manufacture and testing of pharmaceutical products, and all successor regulations and guidance documents thereto.

1.25 “Indemnified Party” shall have the meaning set forth in Section 18.4.

1.26 “Indemnifying Party” shall have the meaning set forth in Section 18.4.

1.27 “Joint Inventions” shall have the meaning set forth in Section 11.3.

1.28 “Laureate Confidential Information” means all information, including, but not limited to, business, technical or financial data concerning production, purification and aseptic filling process and techniques supplied by Laureate to Customer, as well as Laureate Inventions and Laureate Know-How.

1.29 “Laureate Group” shall have the meaning set forth in Section 18.2.

1.30 “Laureate Inventions” means any ideas, innovations or inventions, other than Customer Inventions, related to manufacturing (whether or not patentable), including the Laureate Process, developed by Laureate or Laureate’s Affiliates (alone, or in conjunction with Third Parties, including Customer) during the Term.

1.31 “Laureate Know-How” means all proprietary, non-patented technical data, drawings, and related documentation, including all improvements thereto, not included in Laureate Patent Rights, as defined below, relating to the process of manufacturing as developed by Laureate prior to or during the Program that is either (a) owned by Laureate, or Laureate’s Affiliates, or licensed to Laureate, with the right to sublicense, prior to or during the Term, (b) generated by Laureate without Customer’s participation during the Term, or (c) acquired by Laureate (other than from or on behalf of Customer) during the Term, but excluding Customer Know-How.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.32 “Laureate Patent Rights” means United States and foreign patents and patent applications, including divisions, continuations, continuations-in-part, additions, renewals, extensions, re-examinations and reissues of all such patents and patent applications, all as are owned by Laureate, or Laureate’s Affiliates, or licensed by Laureate, with the right to sublicense, and to which Customer would need a license in order to practice the manufacturing and/or process development operations relating to the manufacture of Drug Substance or Drug Product by Laureate for Customer during the Program, but excluding Customer Patent Rights.

1.33 “Laureate Process” means any modifications, enhancements or improvements to the Process developed by Laureate or Laureate’s Affiliates (alone, or in conjunction with Third Parties, including Customer) during the Term, which modifications, enhancements or improvements have general applicability to any manufacturing process and not uniquely the Process.

1.34 “Loss” shall have the meaning set forth in Section 18.1.

1.35 “Lot” means the Drug Substance produced in a single production, which may be contained in one or more containers thereof.

1.36 “Materials” means Cell Lines, raw materials, reference standards and/or any other substances to be provided by Customer to Laureate in order to undertake the Program as specified in the Scope and Appendix 1 to this Agreement.

1.37 “Media Fill” means a fill of bacteriological growth media into vials for validation purposes.

1.38 “Payment Schedule” means the schedule for Customer’s payment of Service Fees set forth in Appendix 7.

1.39 “Process” means the production methods and purification processes owned or controlled by Customer and disclosed to and used by Laureate for the manufacture of Drug Product, including the Drug Substance, including any modifications, enhancements or improvements that may be made thereto, excluding the Laureate Process.

1.40 “Process Consumables” means media, raw materials, filters, membranes, disposable analytical test kits, tubing, filling needles, disposable bags, disposable glass/plasticware, cleaning supplies and other changeover parts consumed during the manufacture of Drug Substance or Drug Product.

1.41 “Product-Dedicated Equipment” means equipment such as chromatography columns and resins and filters and filter housings that will be used by Laureate solely for the manufacture of Drug Substance or Drug Product pursuant to this Agreement as set forth in Appendix 10.

1.42 “Program” means the services to be performed by Laureate for Customer as described in the Scope.

1.43 “Program Manager” shall have the meaning set forth in Section 3.2(a).

1.44 “Quality Agreement” shall have the meaning set forth in Section 3.3(a) and is attached hereto as Appendix 9.

1.45 “Regulatory Authority” means the FDA.

1.46 “Regulatory Filings” means the governmental filings required to commence human clinical trials and to obtain approval to market Drug Product in a given country within the world, including, but not limited to, Drug Product registration(s) and marketing approval(s), as applicable, in each such country.

1.47 “Response Notice” shall have the meaning set forth in Section 7.2(a).

1.48 “Scope” means the detailed scope-of-work documents attached hereto as Appendix 2.

1.49 “Service Fees” means the fees payable by Customer set forth in Appendix 7.

1.50 “Shortage” shall have the meaning set forth in Section 7.4.

1.51 “Specifications” means the requirements for tests, analysis, test procedures and acceptable test results with which Drug Substance, Drug Product, raw materials, in-process materials, and excipients shall conform as set forth on Appendix 3, as amended from time-to-time by the Parties.

1.52 “Third Party” shall mean any party other than Customer, Laureate and their respective Affiliates.

1.53 “Yield Target” shall have the meaning set forth in Section 7.4.

Section 2. Scope of Work.

2.1 The Scope. A detailed Scope is attached to this Agreement as Appendix 2. Laureate will perform the Program for Customer in accordance with the Scope. The Scope, which specifies the Program design, information desired, estimated duration of the Program, and all other matters pertinent to completion of the Program is deemed a part of this Agreement and is incorporated herein by reference.

2.2 Modification of Program. If, at any time while the Program is being performed hereunder, either Customer or Laureate desires to change the Program or Scope in a material manner, such Party shall make such request in writing, detailing the proposed changes to the Program or Scope to the other Party (a “Change in Scope”). Within [***], Laureate shall provide Customer with a revised cost and time estimate for performing the modified Program. The Parties shall jointly review the proposed Change in Scope and revised cost and time estimate in good faith. [***]. If the Parties agree to the Change in Scope, Appendix 2 and Appendix 7 shall be amended accordingly.

2.3 Program Development.

(a) Laureate has consulted with Customer in developing the Program in a manner consistent with Laureate’s current reasonable understanding of the applicable Regulatory Authority’s guidelines. However, Laureate does [***] the Program and/or the Program results will satisfy the

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

requirements of any regulatory agency at the time of submission of Regulatory Filings to such regulatory agency. Nevertheless, Laureate shall conduct the Program diligently and in accordance with generally accepted standards of good scientific practice and, to the extent applicable, in accordance with cGMP. All work outputs (e.g., reports) will be prepared on Laureate’s standard format unless otherwise specified in the Scope or in a written request by Customer.

(b) Laureate’s performance of the Program will be based on the technical information and the Specifications in Appendix 3 provided by Customer or prepared by Laureate and approved in writing by Customer. Laureate makes [***] in accordance with the technical information provided by or approved by Customer will result in any specific quantity or quality of Drug Substance or Drug Product. For purposes of clarity, the foregoing statement [***].

2.4 Meetings. In addition to routine Program meetings, senior representatives of the Parties shall meet on an occasional basis or as necessary, the first meeting being [***] after the Effective Date, to review progress of the Program relative to the Scope and to agree on any necessary changes to the Scope. Any disagreement between the Parties concerning the Scope (including, without limitation, the failure of the Parties to agree upon any necessary changes to the Scope) shall be resolved in accordance with the dispute-resolution procedures set forth in Section 16 hereof.

Section 3. Laureate’s Activities.

3.1 Services. The objective of the Program shall be for Laureate to manufacture Drug Substance and Drug Product and to assist Customer with respect to Customer’s Regulatory Filings, as appropriate. In connection with the foregoing objective, Laureate shall provide the Facility and staff necessary to complete the Program as provided in the Scope, as it may be modified as provided herein, including, but not limited to, the following actions:

(a) Sourcing Filling Components and Process Consumables for use in manufacturing the Drug Substance and Drug Product, unless otherwise notified by Customer in writing that Customer will provide certain Filling Components or Process Consumables;

(b) Procuring the Product-Dedicated Equipment in accordance with the terms set forth in Section 9.2 below, including without limitation chromatography resins. The chromatography columns will be provided to Laureate by Customer;

(c) Performing pilot scale evaluation of Customer’s manufacturing processes;

(d) Adapting Customer’s manufacturing processes to Laureate’s equipment and systems;

(e) Developing optimized process parameters to manufacture Drug Substance and Drug Product in the Facility;

(f) Preparing manufacturing process documentation, including instructions and manufacturing controls for inclusion in Regulatory Filings;

(g) Providing the manufacturing and quality information requested by Customer that are necessary to support Customer’s Regulatory Filings, including, but not limited to a cross-reference

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

letter to the applicable drug master files, and reasonable assistance to Customer in responding to questions from a Regulatory Authority concerning the manufacture of Drug Substance or Drug Product;

(h) Conducting material contact and cleaning validation studies, engineering and validation runs, process validation studies, and preparing process justification and validation summary reports, in a mutually agreed upon timely manner, to meet pre-approval and other appropriate inspection requirements of a Regulatory Authority and to support approval of the manufacture of Drug Substance and Drug Product in the Facility;

(i) Permitting Customer to conduct all necessary cGMP and quality assurance reviews of documentation for the Drug Substance and Drug Product, including review and receipt of copies of Batch Records;

(j) Permitting Customer to access Laureate’s manufacturing data relating to Drug Substance and Drug Product;

(k) Providing Customer Batch Records manufacturing documentation for Regulatory Filings and other uses in accordance with the Quality Agreement;

(l) Manufacturing Batches or Lots of Drug Substance and Drug Product in accordance with cGMP, to the extent applicable, and the Specifications as mutually agreed upon by the Parties in writing; and

(m) Using commercially reasonable efforts to bring and maintain the Facility in compliance with EMEA and ICH guidelines.

3.2 Representative.

(a) Laureate will appoint a Laureate representative (the “Program Manager”) to be responsible for the completion of the Program by Laureate. The Program Manager will coordinate performance of the Program with a representative designated by Customer (the “Customer Representative”), which representative shall have responsibility over all matters relating to performance of the Program on behalf of Customer.

(b) Unless otherwise agreed in the Scope, or mutually agreed to by the Parties, all communications between Laureate and the Customer regarding the conduct of the Program pursuant to the Scope shall be addressed to or routed through the Program Manager and Customer Representative. Laureate may, at its option, substitute the Program Manager during the course of the Program. Customer may, at its option, substitute the Customer Representative during the course of the Program.

3.3 Quality Assurance.

(a) The Parties have approved a quality agreement (the “Quality Agreement”), attached hereto as Appendix 9, which outlines the responsibilities and key contacts for quality and compliance-related issues.

(b) In the event any terms of the Quality Agreement conflict with or are inconsistent with the terms of this Agreement, the terms of the Quality Agreement shall govern and control with regards to terms related to quality assurance or control, and otherwise the terms of this Agreement shall govern and control.

(c) Laureate shall apply its quality control procedures and in-plant quality control checks on the manufacture of Drug Substance and Drug Product for Customer in the same manner as Laureate applies such procedures and checks to drug substance and product of a similar nature manufactured for sale by Laureate, which in all events will at least meet generally accepted standards of quality control in the manufacture of biologics in the pharmaceutical industry. In addition, Laureate will test and release Drug Substance and Drug Product to Customer in accordance with the Specifications described in Appendix 3.

Section 4. Customer’s Activities.

4.1 Customer Obligations.

(a) Customer will provide Laureate with sufficient Materials to perform the Program as specified in the Scope, as well as all documentation and such other data as may be necessary to apprise Laureate of the stability of the Materials, process characteristics, proper storage, and manufacturing and safety requirements including, without limitation, the Certificate of Analysis relating to the Cell Line and reference standards as specified in Appendix 3.

(b) Customer shall be responsible for the preparation and filing of Regulatory Filings, and all communications with the Regulatory Authority, with respect to Drug Substance and Drug Product.

Section 5. Third Parties.

5.1 Use by Laureate.

(a) Except for the pre-approved Third Parties listed on Appendix 5, Laureate shall not utilize a Third Party to manufacture any portion of the Drug Substance and Drug Product without first obtaining Customer’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(b) In the event that Laureate is authorized to utilize a Third Party in the manufacture of the Drug Substance and Drug Product, such Third Party shall be approved by Laureate’s quality assurance department.

(c) Any contract entered into by Laureate and a Third Party following the Effective Date shall contain provisions substantially similar to those set forth in this Agreement pertaining to the audit of Laureate, that allow Customer to audit such Third Party’s facilities, as well as confidentiality and, to the extent applicable, intellectual property provisions substantially similar to those set forth herein. [***].

(d) It shall be deemed reasonable for Customer to withhold consent to Laureate’s utilization of a Third Party to manufacture any portion of Drug Substance and Drug Product in the

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

event that such utilization would have a substantial likelihood of (i) impairing or jeopardizing any potential, pending or actual regulatory approval for the manufacture of the Drug Substance and Drug Product, (ii) adversely affecting the regulatory status of the Drug Substance or Drug Product, (iii) materially delaying delivery schedules, increasing the pricing or adversely affecting the quality of the Drug Substance or Drug Product or (iv) violating any applicable law, rule or regulation.

5.2 Use by Customer. Laureate will not be held responsible or liable for the performance of any Third Party retained by Customer to perform services related to the Program, including, without limitation, distributors, consultants and testing entities.

Section 6. Modification to Drug Substance or Drug Product.

6.1 Specifications or Process.

(a) Neither Party shall implement any modification, material or otherwise, to the Specifications or Process of either Drug Substance or Drug Product without the other Party’s prior written approval, provided however that Laureate’s consent shall not be unreasonably withheld.

(b) To the extent that any change or modification in Specifications or Process is agreed to by the Parties in writing (a “Change Order”) and requires a corresponding change or modification in the Service Fees (as defined below), Laureate shall submit to Customer a revised price which reflects such cost increase or decrease resulting from the Change Order within [***] of the agreed upon Change Order. Customer and Laureate will discuss the price increase or decrease and agree upon the pricing for each Change Order. In the event the Parties are unable to agree on a revised price as part of a Change Order, the disagreement between the parties concerning the Change Order shall be [***] and the parties shall have [***] to resolve such dispute. If at the end of such [***] period, the parties still do not have agreement with respect to the Change Order, [***], provided, however, Laureate shall be permitted to complete the manufacture of any Lot of Drug Substance or Batch of Drug Product that it has already commenced prior to the introduction of the Change Order and Customer shall purchase such Lot or Batch, as applicable, in accordance with the terms of this Agreement. Such Lot or Batch, as applicable, shall be manufactured in accordance with the Specifications and Process as agreed prior to the proposed Change Order.

(c) All Change Orders shall be effected on a going forward basis. Laureate shall not be expected to reprocess or retest previously manufactured Drug Substance or Drug Product unless such action is required in accordance with Section 7.2 or otherwise mutually agreed upon by the parties in a Change Order.

(d) For clarification, this Section 6.1 shall only apply to modifications to Specifications and Process and shall not apply to changes in Scope or Program generally, which will be conducted pursuant to the terms set forth in Section 2.2.

6.2 Facility. Laureate shall not make any change to the Facility which would have a material impact on the manufacture of the Drug Substance or Drug Product without prior written notice to Customer. To the extent required, Laureate shall be responsible for obtaining all necessary approvals from the Regulatory Authority prior to implementing such change to the Facility. The cost of implementing such change to the Facility shall be the sole responsibility of Laureate unless the Facility change was necessary solely to accommodate the manufacture of the Drug Substance or the Drug

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Product, in which case, Customer shall be responsible for the cost of implementing such change and for the cost of obtaining all necessary approvals from the Regulatory Authority if such change is agreed upon in writing by Customer prior to such change being implemented.

6.3 Approval Procedure.

(a) For the purposes of this Section 6, prior written approval of Customer shall mean the written approval of Customer’s Senior Vice President, Development or Chief Executive Officer and prior written approval of Laureate shall mean the written approval of Laureate’s Chief Executive Officer.

(b) Except as specifically set forth herein, all changes to the Specifications or Process shall be implemented pursuant to the change control procedures set forth in the Quality Agreement.

Section 7. Acceptance/Rejection of Drug Substance or Drug Product.

7.1 Acceptance Procedure.

(a) Promptly after completing the manufacture and release of each Lot of Drug Substance or Batch of Drug Product pursuant to this Agreement, Laureate shall deliver to Customer (i) a mutually agreed upon quantity of samples from each Lot of Drug Substance or Batch of Drug Product and (ii) all accompanying quality assurance documents as required under in the Quality Agreement, including, without limitation, the Certificate of Analysis.

(b) Within [***] after receipt of all items required in the foregoing subsection (a), Customer shall give Laureate written notice (a “Deficiency Notice”) of any Drug Substance or Drug Product that fails to comply with the Specifications or any of Laureate’s warranties stated in Section 17.3 (a “Deficiency”). In the absence of such written notice, the Drug Substance or Drug Product shall be deemed to have been accepted by Customer on the [***]; provided, however, that Customer may request an extension of an [***] to confirm whether a Deficiency exists by providing written notification to Laureate [***] prior to the expiration of the initial [***] period, in which case, the Drug Product or Drug Substance shall be deemed to have been accepted by Customer on the [***] if no written notice has been provided to Laureate.

7.2 Determination of Deficiency.

(a) Upon receipt of a Deficiency Notice, Laureate shall have [***] to advise Customer in writing that it agrees or disagrees in good faith with the contents of such Deficiency Notice (the “Response Notice”). If Laureate agrees, or it is determined pursuant to Section 7.2(b), that the rejected Lot of Drug Substance or Batch of Drug Product contained a Deficiency upon delivery in accordance with Sections 14.2 and 14.3 to Customer, [***].

(b) If Customer and Laureate fail to agree in good faith within [***] after Customer’s receipt of Laureate’s Response Notice whether such Drug Substance has a Deficiency, Laureate shall not use any Drug Substance in dispute for the manufacture of Drug Product. The Parties shall promptly mutually select an independent laboratory to evaluate (using the test methods described in the Specifications) if there is a Deficiency with respect to such Drug Substance or Drug Product.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Absent manifest error, the determination of the independent laboratory shall be binding on the Parties. If the independent laboratory determines that there is a Deficiency with respect to such Drug Substance or Drug Product, Laureate shall, at its cost and at Customer’s discretion, [***]. If the independent laboratory determines that there is no Deficiency with respect to such Drug Substance or Drug Product, then Customer shall be deemed to have accepted delivery of such Drug Substance or Drug Product upon the independent laboratory’s issuance of its determination and Customer shall pay for the costs of the independent laboratory.

7.3 Rejection. Subject to the provisions of Section 7.1 and 7.2, Customer has the right to reject and return, [***], any portion of any shipment of Drug Substance or Drug Product that has a Deficiency, without invalidating any remainder of such shipment, to the extent that such Deficiency arises from Laureate’s failure to manufacture and supply the Drug Substance and Drug Product in accordance with Specifications or its warranties set forth in Section 17.3. In such event, Laureate, [***] and at Customer’s discretion, shall promptly replace such rejected amounts with Drug Substance or Drug Product that does not have a Deficiency [***] with respect to the portion of the Lot of Drug Substance or Batch of Drug Product so rejected. The foregoing shall be Customer’s [***] for Laureate’s delivery of Drug Substance or Drug Product containing a Deficiency.

7.4 Shortages. A [***] shall be set following the successful completion of [***] described as [***] and for [***] following successful completion of the[***] described as part of [***]. A “Shortage” shall occur if: (a) [***]. In the case of a Shortage, Laureate shall manufacture [***] a sufficient amount of Drug Substance and/or Drug Product to compensate for such Shortage. If the Shortage is of [***], the parties will negotiate in good faith a remedy for such Shortage, which may include, but is not limited to, [***] or [***] to account for such Shortage [***].

Section 8. Facility Visits and Audits. Customer’s representatives may visit the Facility at appropriate times consistent with the Program to observe the progress of the Program or to audit the Program subject to the limitations provided in Appendix 6 to this Agreement. In addition, Laureate will have the right to audit any Third Party or Customer sites or laboratories used by Customer or any Third Party analytical subcontractor engaged by Customer in connection with any Materials, a Cell Line, or other materials provided by or on behalf of Customer to Laureate; [***].

Section 9. Compensation.

9.1 Fees. In consideration for Laureate’s performance of the Program and manufacture of the Drug Substance and Drug Product in accordance with this Agreement, Customer shall pay Laureate the Service Fees set forth on Appendix 7 and in accordance with the Payment Schedule set forth on Appendix 7. Customer shall pay all undisputed invoiced amounts within [***] from the date of Laureate’s invoice, provided, however, the Parties shall cooperate to resolve all disputed invoices expeditiously and in good faith. Late payments are subject to an interest charge of [***].

9.2 Product-Dedicated Equipment.

(a) Customer shall pay the cost of Product-Dedicated Equipment required for Laureate to manufacture Drug Substance and Drug Product for Customer (including the cost of installing, calibrating and validating such equipment) plus an administrative fee of [***], provided that Customer has pre-approved in writing the purchase of such Product-Dedicated Equipment.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Laureate shall advise Customer of any Product-Dedicated Equipment required and the estimated costs associated with the purchase, installation, calibration and validation of such Product-Dedicated Equipment. Laureate must receive written approval (letter, e-mail or facsimile) from Customer Representative prior to the purchase of any Product-Dedicated Equipment.

(c) Product-Dedicated Equipment shall be used exclusively for manufacturing of Drug Substance and Drug Product hereunder, unless otherwise permitted in advance by Customer in writing. [***]. This Section 9.2 shall not apply to any replacement equipment purchased by Laureate because of obsolescence (technical or otherwise).

(d) The Product-Dedicated Equipment anticipated to be required on or around the Effective Date is listed in Appendix 10. Customer shall own all Product-Dedicated Equipment. Customer agrees and acknowledges that, unless otherwise agreed in accordance with this Section, Customer shall remove its Product-Dedicated Equipment from Laureate’s property within [***]. Upon such termination, if Laureate wishes to retain any such Product-Dedicated Equipment (in Laureate’s sole discretion), and Customer approves of such retention in writing, Laureate [***] for such retained Product-Dedicated Equipment [***]. In addition to Appendix 10, Laureate shall submit updated estimates of Product-Dedicated Equipment costs for the entire Program.

(e) Risk of loss of all Product-Dedicated Equipment shall be retained by [***]; provided, however, that [***] shall be responsible for replacing or repairing any Product-Dedicated Equipment that is destroyed or damaged due to [***]. All Product-Dedicated Equipment shall remain at the Facility during the Term unless approved in writing by Customer.

(f) Laureate shall be responsible for maintaining and servicing the Product-Dedicated Equipment at [***] the Product-Dedicated Equipment.

Section 10. Confidential Information/Legal Proceedings.

10.1 Permitted Disclosure.

(a) Laureate will not disclose, without Customer’s written permission, Customer Confidential Information unless such disclosure: (i) is to an Affiliate of Laureate that is under a similar obligation to keep such information confidential; (ii) is to a Third Party that has been pre-approved by Customer to conduct work on Laureate’s behalf and that is under a similar obligation to keep such information confidential; (iii) is or becomes publicly available other than as a result of a breach of this Agreement by Laureate; (iv) is disclosed by a Third Party legally able to do so; (v) is already known to Laureate as shown by its prior written records; (vi) is independently developed by Laureate without the use of Customer Confidential Information as shown by its prior written records; or (vii) is required by any law, rule, regulation, order, decision, decree, subpoena or other legal process to be disclosed, in which case Laureate shall notify Customer of this request promptly prior to any disclosure to permit Customer to oppose such disclosure by appropriate legal action. In any event, Laureate shall make any disclosures of the Customer Confidential Information received by it pursuant to this Agreement only to the extent required, and only to such persons who have a need to know.

(b) Customer will not disclose, without Laureate’s written permission, Laureate Confidential Information unless such disclosure: (i) is to an Affiliate of Customer that is under a similar obligation to keep such information confidential; (ii) is or becomes publicly available other than

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

as a result of a breach of this Agreement by Customer; (iii) is disclosed by a Third Party legally able to do so; (iv) is already known to Customer as shown by its prior written records; (v) is independently developed by Customer without the use of Laureate Confidential Information as shown by its prior written records or (vi) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed, in which case Customer shall notify Laureate of this request promptly prior to any disclosure to permit Laureate to oppose such disclosure by appropriate legal action. In any event, Customer shall make any disclosures of the Laureate Confidential Information received by it pursuant to this Agreement only to the extent required, and only to such persons who have a need to know.

10.2 Use. Neither Party shall use the other Party’s Confidential Information except as necessary to carry out its obligation under this Agreement.

10.3 Transfer of Material. Laureate will not transfer any Materials without Customer’s written permission to any Third Party unless such transfer is to a pre-approved Third Party and is consistent with the Program.

10.4 Testimony. If Laureate shall be obliged to provide testimony or records regarding the Program in any legal or administrative proceeding, then Customer shall reimburse Laureate for its reasonable out-of-pocket costs plus a reasonable hourly fee for its employees or representatives at Laureate’s standard commercial rates, unless such testimony or records is associated with Laureate’s qualification as a manufacturer of biological product generally or if such testimony or records relate to the negligence, misconduct or breach of this Agreement by Laureate.

Section 11. Inventions and Patents.

11.1 Customer Inventions.

(a) Customer shall own all proprietary rights to Customer Inventions, and may obtain patent, copyright, and/or other proprietary protection relating thereto.

(b) At Customer’s request, Laureate will assign to Customer any Customer Invention discovered by Laureate employees either solely or jointly with Customer employees; provided that Customer requests such assignment, in writing, within one year of notification of such Customer Invention. If Customer requests and at Customer’s expense, Laureate will execute any and all applications, assignments or other instruments and give testimony which shall be necessary to apply for and obtain Letters of Patent of the U.S. or of any foreign country with respect to any Customer Inventions and Customer shall compensate Laureate at its standard commercial rate for the time devoted to such activities and reimburse it for expenses incurred.

(c) During the Term, Customer hereby grants to Laureate a [***] for the sole purpose of satisfying Laureate’s obligations hereunder to Customer Know-How, Customer Patent Rights, Customer Inventions, Process and other proprietary rights reasonably necessary to conduct the development work described in the Scope, and to comply with Laureate’s obligations hereunder, including without limitation, manufacturing Drug Product and Drug Substance.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2 Laureate Inventions.

(a) Laureate shall own all proprietary rights to Laureate Inventions, and may obtain patent, copyright, and/or other proprietary protection relating thereto.

(b) Laureate hereby grants to Customer an [***] solely for making Drug Substance and Drug Product. Customer shall have the right to [***].

(c) Laureate hereby grants to Customer an [***] for any purpose.

(d) Prior to incorporating any Laureate Invention into the manufacturing process for Drug Substance and Drug Product, Laureate shall (i) provide Customer with all reasonably necessary information regarding the Laureate Invention (provided that such information is within Laureate’s control and such disclosure is not prohibited or restricted by confidentiality protections, in which event, Laureate shall use reasonable efforts to obtain appropriate waivers to permit disclosure of such information) to allow Customer to conduct intellectual property due diligence, including without limitation all relevant patents, patent applications, and any applicable license agreements (which license agreements are subject to third party confidentiality obligations and may be redacted) and (ii) obtain Customer’s [***]. In the event that Laureate files a patent application on a Laureate Invention that has been incorporated into the manufacturing process for the Drug Substance and Drug Product, [***].

11.3 Joint Inventions. Except for inventions to be owned individually by a Party as described in Sections 11.1 or 11.2 above, each Party shall own a fifty percent (50%) undivided interest in all other inventions, discoveries and know-how made, conceived, reduced to practice and/or otherwise generated jointly by at least one employee, agent, or other person acting for each Party in the course of this Agreement (“Joint Inventions”). The Parties shall mutually agree upon external counsel to prepare and prosecute any patent applications, U.S. and foreign, covering Joint Inventions. The Parties shall share the expenses associated with the prosecution and maintenance of patent applications and patents covering Joint Inventions. Notwithstanding anything to the contrary in this Agreement, any ideas, innovations or inventions related specifically to the [***] hereby assigns and shall assign to Customer all of Laureate’s right, title and interest in and to any idea, innovation or invention related specifically to the [***].

11.4 Payments due to Third Parties. [***], Customer shall be responsible for any and all payments that are associated with Third Party technology used in the making, having made, using, offering for sale, selling, importing and exporting of Drug Substance and Drug Product. In the event that Laureate has a license to any Third Party technology related to Laureate’s manufacture of the Drug Substance and Drug Product and to which Customer has approved in writing the incorporation of such Third Party technology into the manufacturing process for the Drug Substance and Drug Product, [***].

Section 12. Independent Contractor. Laureate shall perform the Program as an independent contractor of Customer and shall have complete and exclusive control over its Facility, equipment, employees and agents. Nothing in this Agreement or other arrangements for which it is made shall constitute Laureate, or anyone furnished or used by Laureate in the performance of the Program, as an employee, joint venture, partner, or servant of Customer. Laureate also agrees that it shall not have any rights to receive any employee benefits such as health insurance and accident insurance, sick leave or vacation as are in effect generally for employees of Customer. Laureate will not enter into any agreements or incur obligations on behalf of Customer nor commit Customer in any other manner without prior written consent from a duly authorized officer or representative of Customer.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 13. Insurance. During the Term, Laureate shall maintain in full force and effect, for the benefit of Customer product liability insurance (with Laureate’s coverage extending to its obligations as a manufacturer of Drug Substance and Drug Product) in an amount of not less than [***] for each accident or occurrence and [***] in the aggregate. Customer agrees to maintain product liability and property insurance including bodily injury, death and property damage in the amount of [***] per occurrence and [***] in the aggregate at all times, covering the Cell Line, Drug Substance, Drug Product and Material or any harms caused by the Cell Line, Drug Substance, Drug Product and Material, [***]. At the inception of this Agreement and thereafter upon request no more than annually during the Term, [***].

Section 14. Shipping; Title; Sample Retention.

14.1 Packaging. Laureate shall package for shipment Drug Substance or Drug Product and/or samples in accordance with Customer’s written instructions and at the Customer’s expense.

14.2 Shipping and Delivery. All shipments will be F.C.A. the Facility and Customer shall bear all packaging, shipping and insurance charges as per Appendix 8. Delivery of Drug Substance or Drug Products and/or samples by Laureate shall be deemed to have taken place upon delivery to the carrier at the Facility. Shipment shall be via a carrier designated by the Customer.

14.3 Title and Risk of Loss. [***] Laureate shall not knowingly ship any Drug Substance or Drug Product that does not conform to the Specifications. Each shipment of Drug Substance or Drug Product shall be accompanied by the quality assurance documentation required by the Quality Agreement.

14.4 Retained Samples. Laureate shall retain representative samples of Drug Substance and Drug Product for record keeping, testing and regulatory purposes.

Section 15. Term; Termination.

15.1 Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until the later of: (i) [***] or (ii) all work is completed by Laureate under the Program, unless earlier terminated in accordance with the other provisions of this Agreement.

15.2 Earlier Termination.

(a) Customer may for any reason and at any time terminate the Program prior to completion of the Program by giving [***] days written notice to Laureate. In such event Laureate shall comply with such notice to terminate work on the Program by the expiration of such [***] notice period and use its commercially reasonable efforts to complete all activities underway and reduce cost to Customer, and Customer shall pay Laureate (i) [***] and (ii) all of Laureate’s costs incurred up to and through the expiration of such [***] notice period; provided, that Laureate uses reasonable commercial efforts to [***] such costs (for each Service Fee for which the final installment payment is not due and owing prior to the expiration of such [***] period, Laureate shall be compensated for the services performed with respect to such Service Fee on an [***] basis based on Laureate’s then current [***]).

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Customer may terminate this Agreement upon [***] prior written notice to Laureate, in the event [***] in any consecutive [***] period or [***] in respect of [***] consecutive shipments

(c) Either Party may terminate this Agreement upon [***] prior written notice to the other Party in accordance with [***] of this Agreement.

(d) Upon the occurrence of the following events, either Party may terminate this Agreement by giving the other Party [***] prior written notice: (i) upon the bankruptcy or insolvency of the other Party; or (ii) upon the material breach of any provision of this Agreement by the other Party if the breach is not remedied prior to the expiration of such [***] notice period, or if the breach is of a type that cannot be remedied within [***], then a remedy promptly commenced and diligently pursued until complete remediation. Notwithstanding the cure period specified in the preceding sentence, if Customer fails to make any payment to Laureate within the time period specified in Section 9.1 and/or Appendix 7 attached hereto, Laureate may, in its discretion, suspend performance of the Program until Laureate receives such outstanding payment.

15.3 Effects of Termination.

(a) The termination of this Agreement for any reason shall not relieve either Party of its obligation to the other Party for obligations in respect of (i) compensation for services performed (Section 9.1 and Appendix 7), (ii) confidentiality of information and legal proceedings (Section 10), (iii) inventions and patents (Section 11), (iv) insurance (Section 13), (v) term and termination (Section 15), (vi) dispute resolution (Section 16), indemnification and limit of liability (Section 18), and (vii) notice (Section 19.5).

(b) Upon termination of this Agreement and Customer’s reasonable request, Laureate will use commercially reasonable efforts to assist Customer with the transfer of the manufacturing process associated with the Drug Substance and Drug Product to Customer or its designee, at Customer’s sole cost and expense.

(c) Upon termination of this Agreement for any reason, Laureate and Customer shall continue to maintain information about the Drug Substance and Drug Product and its production for such time and in such manner as required by the Regulatory Authority and shall continue to respond in a timely manner to all queries and requests for information from Regulatory Authority.

Section 16. Dispute Resolution.

16.1 Senior Executives. In the event any dispute shall arise between the Customer and Laureate with respect to any of the terms and conditions of this Agreement or the Program, [***], then senior executives of the Customer and Laureate shall meet as promptly as practicable after notice of such dispute to resolve in good faith such dispute.

16.2 Formal Arbitration.

(a) If the Customer and Laureate are unable to satisfactorily resolve the dispute, then such dispute shall be finally settled by arbitration in accordance with this Section 16. The arbitration will be held in the [***], and except as noted below, shall be conducted in accordance with

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the rules of the American Arbitration Association (or such successor organization) by [***] appointed, one by each Party. If the arbitrators appointed cannot agree on the resolution of the dispute within [***] after the dispute is submitted to them, they shall thereupon appoint a [***], and if they fail to agree upon a [***] within [***] after a deadlock is declared by either arbitrator, a [***] will be appointed by the American Arbitration Association (or such successor organization) upon the request of either arbitrator. The arbitrators shall have no authority to vary from or ignore the terms of this Agreement and shall be bound by controlling law. Finally, the Parties may seek judicial intervention for emergency relief, such as restraining orders and injunctions where appropriate.

(b) Any decision by the initial [***] or the [***] and either one of the initial [***] shall be binding upon the Parties and may be entered as final judgment in any court having jurisdiction. The cost of any arbitration proceeding shall be borne by the Parties as the arbitrators shall determine if the Parties have not otherwise agreed. The arbitrators shall render their final decision in writing to the Parties.

Section 17. Representations and Warranties.

17.1 Of Both Parties. Each Party represents and warrants that as of the Effective Date such Party:

(a) has full power and authority to enter into, deliver and perform its obligations under this Agreement, and it has taken all action required to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated hereby, and the person signing this Agreement on behalf of such Party has been duly authorized to act on behalf of and to bind such Party;

(b) is aware of no legal, contractual or other restriction, limitation or condition that might affect adversely its ability to perform hereunder; and

(c) is in good standing under the laws of each state or other jurisdiction in which it is incorporated or engages in business activities.

17.2 Customer Representations, Warranties and Covenants. Customer represents and warrants that:

(a) it has all rights, title and interest in the Customer Know-How, Customer Patent Rights, Materials (including, without limitation, the Cell Lines) and Process necessary to grant the licenses it is granting under this Agreement;

(b) it is and shall at all times throughout the term of this Agreement remain entitled to supply Laureate with Materials (including, without limitation, the Cell Lines);

(c) there are no actions, suits or claims that have been initiated, or to Customer’s knowledge, threatened against Customer with respect to the use of the Customer Know-How, Customer Patent Rights, Materials (including, without limitation, the Cell Lines) and Process;

(d) [***]; that the Materials shall be shipped to Laureate in compliance with all applicable federal, state and local laws and regulations;

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) any technical or regulatory information or documentation supplied by Customer or on its behalf to Laureate (including, without limitation, the Process, analytical methods, Specifications, development reports, technology transfer documents, plans, engineering documents and other documents) and required for performance of the Program [***]; and

(f) if Customer becomes aware that any of its statements set forth in this subsection (d) or (e) above are not accurate, Customer shall promptly notify Laureate of such inaccuracies.

17.3 Laureate Representations, Warranties and Covenants. Laureate represents and warrants that:

(a) all Drug Substance and Drug Product delivered to Customer pursuant to this Agreement shall have been manufactured in accordance with the Batch Records, the Specifications, all applicable laws and regulations in all material respects and, to the extent applicable, cGMP;

(b) during the Term, the Facility, equipment and practices that shall be used to perform the Program shall conform to the requirements of all applicable laws, rules and regulations

(c) Drug Substance and Drug Product will not be adulterated or misbranded, within the meaning of the U.S. Food, Drug & Cosmetics Act, or any comparable laws, rules or regulations as a result of any act or omission of Laureate; and

(d) [***].

(e) if Laureate becomes aware that any of its statements set forth in this subsection (b) or (d) above are not accurate, Laureate shall promptly notify Customer of such inaccuracies.

17.4 Disclaimer.

(a) EXCEPT AS EXPRESSLY SET FORTH HEREIN, CUSTOMER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO DRUG SUBSTANCE, CUSTOMER PATENT RIGHTS, CUSTOMER KNOW-HOW, CUSTOMER CONFIDENTIAL INFORMATION, CELL LINES OR MATERIALS PROVIDED HEREUNDER. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, ARE HEREBY DISCLAIMED BY CUSTOMER.

(b) EXCEPT AS EXPRESSLY SET FORTH HEREIN, LAUREATE MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE DRUG SUBSTANCE, DRUG PRODUCT, LAUREATE PATENT RIGHTS, LAUREATE KNOW-HOW, LAUREATE CONFIDENTIAL INFORMATION OR MATERIALS PROVIDED HEREUNDER. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, ARE HEREBY DISCLAIMED BY LAUREATE.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.5 Limitation on Liability.

(a) NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL CUSTOMER OR CUSTOMER’S AFFILIATES BE LIABLE FOR INDIRECT, INCIDENTAL, LIQUIDATED OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST REVENUES OR PROFITS. If at any time any representation or warranty to Customer’s knowledge is no longer accurate, Customer will promptly notify Laureate of such fact.

(b) NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL LAUREATE OR LAUREATE’S AFFILIATES BE LIABLE FOR INDIRECT, INCIDENTAL, LIQUIDATED OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST REVENUES OR PROFITS. If at any time any representation or warranty to Laureate’s knowledge is no longer accurate, Laureate will promptly notify Customer of such fact.

(c) For the avoidance of doubt, Section 17.5(a) and Section 17.5(b) shall not affect the indemnification obligations of either Laureate or Customer pursuant to Section 18.1 or Section 18.2, respectively, to the extent that the Claim (as defined below) is a result of direct damages to such Third Party making such Claim.

Section 18. Indemnification and Limit of Liability.

18.1 Laureate. Laureate shall defend, indemnify and hold harmless Customer and its Affiliates and their respective officers, directors and employees from any liability, judgment loss, cost, damage or other expense (a “Loss”) from any Third Party-lawsuit, action, claim, demand, assessment or proceeding (a “Claim”) arising from or based on:

(a) Laureate’s gross negligence or willful misconduct in the development, testing, use, storage, handling, packaging, labeling, manufacture, or delivery of Drug Substance or Drug Product;

(b) any manufacturing procedures, methods or techniques (or component thereof) [***]; or

(c) Laureate’s or its Affiliates’ breach of this Agreement;

provided, that, if such Loss or Claim arises in whole or in part from the events described in Section 18.2 below, then the amount of the Loss that Laureate shall indemnify Customer for pursuant to this Section 18 shall be reduced by an amount in proportion to the percentage of Customer’s responsibilities for such Loss.

18.2 Customer. Customer shall defend, indemnify and hold harmless Laureate and its Affiliates and their respective officers, directors, employees and agents (the “Laureate Group”) from any Claim or Loss arising from or based on:

(a) Customer’s gross negligence or willful misconduct in connection with the performance of its obligations under this Agreement or the Program, including without limitation, the development, testing, use, manufacture, promotion, marketing, sale, distribution, packaging, labeling, handling, storage and/or disposal of Drug Substance or Drug Product;

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) the infringement of any patents or other intellectual property rights vested in any Third Party by the Process, Cell Line or Drug Substance or Drug Product; or

(c) Customer’s and its Affiliate’s breach of this Agreement; or

(d) the harmful or otherwise unsafe effect, including personal injury or property damage, to any Third Party (excluding the Laureate Group) directly or indirectly caused by the Cell Line, Materials, Product-Dedicated Equipment, Process Consumables, Drug Substance or Drug Product;

provided, that, if such Loss or Claim arises in whole or in part from the events described in Section 18.1 above, then the amount of such Loss that Customer shall indemnify the Laureate Group for pursuant to this Section 18 shall be reduced by an amount in proportion to the percentage of Laureate’s responsibilities for such Loss.

18.3 Assumption of Liability.

(a) [***] for any and all direct damages to Laureate in the event that the handling of Cell Line, Materials, Process Consumables, Drug Product or Drug Substance on its premises, or the use of the Product-Dedicated Equipment, in accordance with Laureate SOP, the Scope and the terms of this Agreement [***], as initially received by Laureate, and to the extent that said [***]. For purposes of the preceding sentence, [***] shall be deemed to include [***] awarded by an arbitrator, a court of law or other governing tribunal or agency which determines [***] to be responsible and/or liable by virtue of its handling of Materials, Process Consumables, Drug Product or Drug Substance on its premises, or the use of the Product-Dedicated Equipment, in accordance with Laureate SOP, the Scope and the terms of this Agreement; provided, [***]. [***]. To the extent that any contamination of equipment, facilities, personnel or Third Parties results from Laureate’s negligence, willful misconduct or failure to follow its SOP, the terms of this Agreement or care considered standard in the industry, [***].

(b) Laureate agrees to use commercially reasonable efforts to mitigate any direct damages in the event of a contamination incident caused by Materials, Process Consumables, Drug Products, Drug Substance or associated materials.

(c) [***] in the event that the Cell Line, Materials, Process Consumables, Drug Product or Drug Substance or associated materials are [***]. For purposes of the preceding sentence, [***] shall be deemed to include [***] awarded by an arbitrator, a court of law or other governing tribunal or agency which determines [***] to be responsible and/or liable by virtue of its use of the Materials, Process Consumables, Drug Product or Drug Substance or the use of the Product-Dedicated Equipment, in accordance with Customer SOP, the Scope and the terms of this Agreement; provided, [***].

(d) To the extent that any contamination results from Customer’s negligence, willful misconduct or failure to follow its SOP, the terms of this Agreement or care considered standard in the industry, [***].

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(e) Customer agrees to use commercially reasonable efforts to mitigate any direct damages in the event of a contamination incident caused to the Materials, Process Consumables, Drug Products, Drug Substance or associated materials.

18.4 Procedure for Indemnification. Upon receipt of notice of any Claim that may give rise to a right of indemnity from the other Party hereto, the Party seeking indemnification (the “Indemnified Party”) shall give written notice thereof to the other Party, (the “Indemnifying Party”) of the Claim for indemnity. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided, that, (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense; (ii) the Indemnified Party may assume the complete defense of such claim at the Indemnifying Party’s cost and expense if the Indemnified Party shall have reasonably concluded upon the advice of outside counsel, that there is a conflict of interest between the Indemnified Party and the Indemnifying Party; (iii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party; and (iv) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party’s election to assume the defense of such Claim, the Indemnifying Party shall only be liable to the Indemnified Party for such reasonable legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnifying Party shall be liable for all reasonable legal or other expenses incurred by the Indemnified Party in connection with the defense thereof and the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party’s own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

18.5 Limitation on Liability. In addition, Laureate shall not be liable for any damages arising from claims of Third Parties for injury, death or property damage suffered as a result of the use of the Drug Substance or Drug Product, [***]. In no event shall Laureate’s maximum liability under this Agreement for all claims (whether or not brought by Third Parties), whether in connection with a warranty claim, an indemnity claim, a combination thereof, or otherwise and whether arising under contract, warranty, tort (including negligence), strict liability, product liability, a combination thereof, or any other theory of liability or indemnification shall not exceed the greater of (i) [***] or (ii) [***] of the total fees paid to Laureate during the [***] immediately prior to the claim at issue or if the claim is commenced following completion of services by Laureate, the last [***] period in which work was performed by Laureate. The foregoing limitation shall not apply if the claims or damages are the direct result of [***].

Section 19. Miscellaneous.

19.1 Debarment. Each of the Parties warrants and represents to the other Party that each such Party has never been, is not currently, and, during the Term, will not become, a Debarred Entity.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Each of the Parties further warrants and represents that no Debarred Entity has performed or rendered, or will perform or render, any services or assistance on its behalf relating to activities taken pursuant to this Agreement. If any of the foregoing warranties or representations becomes untrue as to a specific Party (by way of example only, if Laureate or any individual or entity performing services on its behalf hereunder becomes excluded, debarred or suspended after the Effective Date of this Agreement), such Party shall notify the other Party and this shall constitute grounds for immediate termination by the Party which has not violated the representations and warranties of this Section 19. This provision shall survive termination or expiration of this Agreement. “Debarred Entity” for purposed of this Section 19 means a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or an employee, partner, shareholder, member, subsidiary or affiliate of a Debarred Entity.

19.2 Force Majeure. Either Party shall be excused from performing its respective obligations under this Agreement if its performance is delayed or prevented by any event beyond such Party’s reasonable control, including, but not limited to, acts of God, fire, explosion, weather, disease, war, terrorism, insurrection, civil strife, riots, government action, or power failure, provided that such performance shall be excused only to the extent of and during such disability. Any time specified for completion of performance in the Scope falling due during or subsequent to the occurrence of any of such events shall be automatically extended for a period of time reasonably necessary to recover from such disability. Laureate will promptly notify Customer if, by reason of any of the events referred to herein, Laureate is unable to meet any such time for performance specified in the Scope. If any part of the Program is invalid as a result of such disability, Laureate will, upon written request from Customer, repeat that part of the Program affected by the disability.

19.3 Publicity. Except as required by law or regulation, neither Party shall be permitted to disclose any of the provisions of this Agreement or make any public announcement or public statement concerning this Agreement or its subject matter, without the prior written consent of the other Party. Notwithstanding the foregoing, either Party, without the consent of the other Party, may disclose the general nature of this Agreement to third parties in connection with financings, corporate transactions or merger and acquisition discussions, provided that prior to such disclosure, such third parties executed confidentiality and non-disclosure agreements with terms substantially similar to those provided for in Section 10. Each party shall be permitted to use the name and logo of the other Party in the promotion of its business. Usage shall be permitted for (i) promotional purposes, (ii) sales and marketing materials, (iii) web sites, and (iv) other customary business uses agreed to by the Parties. Without the consent of the other Party, such usage shall be limited to general factual statements concerning the relationship between Laureate and Customer, including, without limitation, that Laureate and Customer have entered into an agreement for the provision of production, purification and aseptic filling services to Customer but shall not include any financial terms.

19.4 Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, either Party may, without such consent, assign this Agreement (i) in connection with the transfer or sale of all or substantially all of the assets of such Party or, in the case of Customer, the Cell Line or Drug Substance or Drug Product; (ii) in the event of the merger or consolidation of a Party hereto with another company; or (iii) to any Affiliate of the assigning Party. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement,

22

provided however that if Customer assigns this Agreement to an Affiliate, the Customer shall continue to remain obligated under this Agreement.

19.5 Notice. All notices to be given as required in the Agreement shall be in writing and may be delivered personally, or mailed either by a reputable overnight carrier with required receipt signature or certified mail, postage prepaid to the Parties at the addresses set forth above or at such other address as either Party may provide by written notice to the other Party in accordance with the provisions of this Section 19.5. Such notice shall be effective: (i) on the date sent, if delivered personally or by facsimile (receipt of which is confirmed); (ii) the date after delivery if sent by overnight carrier; or (iii) on the date received if sent by certified mail.

If to Customer:

Seattle Genetics, Inc.

21823 30th Drive SE

Bothell, WA 98021

Attn: General Counsel

Telefax: 425-527-4109

If to Laureate:

Laureate Pharma, Inc.

201 College Road East

Princeton, NJ 08540

Attn: Chief Executive Officer

Telefax: (609) 520-3963

With a copy to:

Safeguard Scientifics, Inc.

800 The Safeguard Building

435 Devon Park Drive

Wayne, PA 19087

Attn: Legal Department

Fax: (610) 975 - 0261

19.6 Choice of Law. This Agreement, and all matters arising directly or indirectly hereunder, shall be governed by, and construed in accordance with the laws of the State of New Jersey.

19.7 Headings. The heading of each paragraph of this Agreement is for descriptive purposes only and shall not be deemed to modify or qualify any of the provisions, rights, or obligations set forth in this Agreement.

19.8 Waiver/Severability. No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of any such provision, or of any other provision or condition of this Agreement. The invalidity of any portion of this Agreement shall not affect the validity, force or effect of the remaining

23

portions of this Agreement. If it is ever held that any provision hereunder is too broad to permit enforcement of such provision to its fullest extent, such provision shall be enforced to the maximum extent permitted by law.

19.9 Entire Agreement; Modification/Counterparts. This document (and the Scope and Appendices attached hereto) sets forth the entire Agreement between the Parties hereto with respect to the performance of the Program by Laureate for Customer and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form or form of order acknowledgment or other document purporting to address the same subject matter. This Agreement shall not be waived, released, discharged, changed or modified in any manner except by an instrument signed by the duly authorized officers of each of the Parties hereto, which instrument shall make specific reference to this Agreement and shall express the plan or intention to modify same. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. In the event of any conflict between this Agreement and the Scope, as it may be modified as provided herein, the terms of this Agreement shall control. For purposes of execution, facsimile signatures shall be deemed originals.

24

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives on the Effective Date.

LAUREATE PHARMA, INC.

By:	/s/ Robert J. Broeze, Ph.D.
Name:	Robert J. Broeze, Ph.D.
Title:	President & Chief Executive Officer

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall, Ph.D.
Name:	Clay B. Siegall, Ph.D.
Title:	President & Chief Executive Officer

25

APPENDIX 1

Cell Lines, Materials and Drug Products

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 2

Scope of Work

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 3

Drug Product Specifications

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 4

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 5

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 6

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 7

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 7a

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 8

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 9

Quality Agreement

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 10

[***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.